Supplement to the current prospectus

MFS(R) Municipal Bond Fund

On June 7, 2007, shareholders approved the reorganization of the MFS Municipal Bond Fund, a series of MFS Series Trust IV, into the MFS Municipal Income Fund, a series of MFS Municipal Series Trust. Accordingly, effective June 15, 2007, pending the consummation of this reorganization transaction on or about June 22, 2007, shares of the MFS Municipal Bond Fund are no longer available for sale and exchanges into the MFS Municipal Bond Fund are no longer permitted.


               The date of this supplement is June 8, 2007.